UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2025

ENB Financial Corp

(Exact name of Registrant as specified in its charter)

Pennsylvania	000-53297	51-0661129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 E. Main St., Ephrata, PA	17522-0457
(Address of principal executive offices)	(Zip Code)

(717) 733-4181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 24, 2025, ENB Financial Corp (the “Company”), The Ephrata National Bank (the “Bank”) and Rachel G. Bitner, Treasurer of the Company and EVP, Chief Financial Officer of the Bank entered into an amendment to the employment agreement with Ms. Bitner (the “Amendment”). The Amendment was made in connection with the previously announced naming of Ms. Bitner as successor to Jeffrey S. Stauffer as President and Chief Executive Officer of the Company and the Bank following his retirement on December 31, 2026.

Pursuant to the Amendment, Ms. Bitner’s title becomes Executive Vice President/Chief Financial Officer and Treasurer of the Company and of the Bank and President/Chief Executive Officer Elect until the Company and Bank appoints a new Treasurer and Chief Financial Officer at which time her title will become President and Chief Executive Officer Elect. Commencing on January 1, 2027, Ms. Bitner will become President and Chief Executive Officer of the Corporation and the Bank. Ms. Bitner’s annual base salary was increased to $380,625 per year less any applicable withholdings and deductions effective with the Amendment. Upon her assumption of the role of President and Chief Executive Officer on January 1, 2027, her salary will become $422,917 less any applicable withholdings and deductions. Except for the changes disclosed in this Current Report all other terms and conditions of Ms. Bitner’s employment agreement remain unchanged.

The foregoing description of the Amendment does not purport to be complete and is qualified by reference to the full text of the Amendment, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment to Employment Agreement by and among ENB Financial Corp, The Ephrata National Bank and Rachel G. Bitner effective August 24, 2025
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ENB FINANCIAL CORP
(Registrant)

Dated: August 27, 2025	/s/ Rachel G. Bitner
Rachel G. Bitner
Executive Vice President/Chief Financial Officer and Treasurer
(Principal Financial Officer)

2